UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2015

POWERSECURE INTERNATIONAL, INC.

(Exact name of Registrant as specified in its charter)

Delaware	1-12014	84-1169358
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification No.)

1609 Heritage Commerce Court, Wake Forest, North Carolina		27587
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (919) 556-3056

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 3, 2015, PowerSecure International, Inc., a Delaware corporation (the “Company”), entered into a Sixth Amendment to Amended and Restated Credit Agreement (the “Amendment”) with Citibank, N.A. (“Citibank”) and Branch Banking and Trust Company in their capacity as lenders (the “Lenders”), and Citibank, in its capacity as the administrative agent (the “Agent”). The Amendment amends that certain Amended and Restated Credit Agreement, dated as of December 21, 2011 (as amended and restated, the “Credit Agreement”), among the Company, the Lenders and the Agent, to amend the credit facility (the “Credit Facility”) thereunder to:

•	increase the size of the revolving line of credit to $40 million, from $20 million,

•	extend the maturity date of the entire credit facility to June 30, 2020, from November 12, 2016 for the revolving line of credit and the $2.6 million term loan,

•	add a provision permitting the Company to request an increase in the revolving loan by up to an additional $20 million that each Lender can choose whether or not it will agree to participate in, and

•	reduce the Company’s financial covenant of its maximum debt to capitalization ratio at the end of each fiscal quarter commencing with the fiscal quarter ended September 30, 2015 to 0.25 to 1.00, from 0.30 to 1.00.

Except as amended by the Amendment, the remainder of the Credit Agreement, including all other terms, conditions and financial and other covenants, remains in full force and effect.

The Credit Agreement, as amended by the Amendment, provides for a senior, first-priority secured Credit Facility to the Company consisting of the following three components: (i) a $40 million revolving line of credit maturing on June 30, 2020, of which no balance was outstanding as of November 4, 2015, (ii) a $2.6 million term loan amortizing through June 30, 2020, and (iii) a $25 million, 7 year amortizing term loan maturing on June 30, 2020. The Credit Agreement, which includes customary representations, warranties, covenants and events of default, has been guaranteed by all active subsidiaries of the Company and is secured by the assets of the Company and those subsidiaries. Those subsidiaries acknowledged and agreed to the terms and conditions of the Amendment. The Company’s ability to borrow on the revolving line of credit is subject to its continued compliance with its financial covenants and other covenants under the Credit Agreement.

The foregoing description of the Credit Agreement and the Amendment, and the Credit Facility provided thereunder, is only a summary of, and does not purport to be a complete statement of, the Credit Agreement, the Amendment and the Credit Facility and the rights and obligations of the parties thereunder, and is qualified in its entirety by reference to the full text of the Credit Agreement and the Amendment, which are exhibits to this Report and incorporated herein by this reference.

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2015, the Company issued a press release announcing its financial results for the fiscal quarter ended September 30, 2015 and announcing that it is holding a conference call regarding its financial results and its business operations, strategic initiatives and future prospects at 5:30 p.m., Eastern time, on November 4, 2015. The full text of the Company’s press release containing this announcement is attached to this Report as Exhibit 99.1 and incorporated herein by this reference.

The press release attached to this Report as Exhibit 99.1 contains references by the Company to certain non-GAAP financial information. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release.

The press release attached to this Report as Exhibit 99.1 also contains forward-looking statements relating to the Company’s future performance, and such forward-looking statements are made within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A more thorough discussion of certain risks, uncertainties and other factors that may affect the Company’s operating results is set forth under the items “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2014 and in the Company’s Quarterly Report on Form 10-Q for fiscal quarter ended September 30, 2015 that the Company expects to file on or about November 4, 2015, as well as other risks, uncertainties and other factors discussed in subsequent reports, including Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, that the Company files with or furnishes to the Securities and Exchange Commission.

The information in this Item 2.02, including Exhibit 99.1, is being furnished pursuant to Item 2.02 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, and such information shall not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is hereby incorporated by reference into this Item 2.03.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

10.1	Amended and Restated Credit Agreement, dated as of December 21, 2011, as amended through June 19, 2013, among Registrant, as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Incorporated by reference to Exhibit 10.2 to the Company’s Current Report on Form 8-K filed June 20, 2013).

10.2	Third Amendment to Amended and Restated Credit Agreement, dated as of July 2, 2014, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Incorporated by reference to Exhibit 10.2 to the Company’s Quarterly Report on Form 10-Q filed November 5, 2014).

10.3	Fourth Amendment to Amended and Restated Credit Agreement, dated as of October 10, 2014, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 14, 2014).

10.4	Fifth Amendment to Amended and Restated Credit Agreement, dated as of October 1, 2015, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Incorporated by reference to Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 7, 2015).

10.5	Sixth Amendment to Amended and Restated Credit Agreement, dated as of November 3, 2015, among PowerSecure International, Inc., as borrower, Citibank, N.A., as administrative agent and lender, and Branch Banking and Trust Company, as lender. (Filed herewith).

99.1	Press Release of PowerSecure International, Inc., issued November 4, 2015, announcing its financial results for the fiscal quarter ended September 30, 2015. (Filed herewith).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POWERSECURE INTERNATIONAL, INC.

By:	/s/ Eric Dupont
Eric Dupont
Executive Vice President and Chief Financial Officer

Dated: November 4, 2015

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